WARRANT NO.     1                                               15.24  WARRANTS
            ----------                                         -------


         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.


         "This instrument/agreement is subject to a Standstill Agreement dated as of the Closing Date among RADIO ONE, INC., the Subsidiaries of Radio One, Inc. from time to time, the Investors (as defined therein), the Senior Lenders (as defined therein) and NationsBank of Texas, N.A., as Agent to the Senior Lenders (as defined therein) and individually as a Lender, and United States Trust Company of New York, as Trustee for the Senior Subordinated Noteholders (as defined therein). By its acceptance of this instrument/agreement, the holder hereof agrees to be bound by the provisions of such Standstill Agreement to the same extent that each Investor is bound. In the event of any inconsistency between the terms of this instrument/agreement and the terms of such Standstill Agreement, the terms of the Standstill Agreement shall govern and be controlling."


                                 RADIO ONE, INC.


         This warrant certificate (the "Warrant Certificate") certifies that, for value received, CAPITAL DIMENSIONS VENTURE FUND, INC. or registered assigns under Section 8 hereof (the "Holder") is the owner of FIFTEEN AND 24/100 (15.24) WARRANTS specified above (the "Warrants") each of which entitles the Holder thereof to purchase one (1) fully paid and nonassessable share of Common Stock, par value $.01 per share, of Radio One, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), or such other number of shares as may be determined pursuant to an adjustment in accordance with Section 4 hereof, at the price per share set forth in Section 4 hereof, subject to adjustment from time to time pursuant to Section 4 hereof (the "Warrant Price") and subject to the provisions and upon the terms and conditions set forth herein.

         1.       Term of Warrant.

         Each Warrant is exercisable (i) at any time after the date hereof by Investors holding a majority of the outstanding shares of Preferred Stock (or, if the Preferred Stock has been redeemed in full prior to such date, by Investors holding a majority of the outstanding shares of Preferred Stock immediately prior to such redemption) (the "Requisite Holders"), or (ii) at any time after the Preferred Stock has been paid in full at the option of the Holder hereof; provided, however, that if the Holder is a "Specialized Small Business Investment Company" (as defined in the 26 U.S.C. Section 1044(c)(3)), this Warrant may not in any event be exercised after the sixth (6th) anniversary of the redemption in full of all Preferred Stock held by the Holder. Upon the consummation by the Company of a Qualified Public Offering, this Warrant shall be subject to automatic exercise, on a net basis, as provided in Section 2(a) hereof.

         2. Method of Exercise and Payment; Issuance of New Warrant Certificate; Contingent Exercise.

                  (a) In connection with any exercise pursuant to Section 1 hereof, this Warrant Certificate shall be surrendered (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company together with the payment to the Company of (i) cash or a certified check or a wire transfer in an amount equal to the then applicable Warrant Price multiplied by the number of shares of Common Stock then being purchased or (ii) that number of shares of Common Stock of the Company having a fair market value (as defined below) equal to the then applicable Warrant Price multiplied by the number of shares of Common Stock then being purchased. In the alternative, the Holder hereof may exercise its right to purchase some or all of the shares of Common Stock pursuant to this Warrant Certificate on a net basis, such that, without the exchange of any funds, the Holder hereof receives that number of shares of Common Stock subscribed to pursuant to this Warrant Certificate less that number of shares of Common Stock having an aggregate fair market value (as defined below) at the time of exercise equal to the aggregate Warrant Price that would otherwise have been paid by the Holder for the number of shares of Common Stock subscribed to under this Warrant Certificate. Fair market value, on a per-share basis, shall be deemed to be (i) the initial offering price of the Common Stock to the public in a Qualified Public Offering; and (ii) if the Common Stock is not publicly held or traded, "fair market value" shall mean the Per Share Net Equity Value of the Company as determined pursuant to Section 5.03 of the Warrantholders' Agreement.

                  (b) The Company agrees that the shares of Common Stock so purchased shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant Certificate, certificates for the shares of Common Stock so purchased shall be delivered to the Holder hereof within 15 days thereafter and, unless all of the Warrants represented by this Warrant Certificate have been fully exercised or have expired pursuant to Section 1 hereof, a new Warrant Certificate representing the shares of Common Stock, if any, with respect to which the Warrants represented by this Warrant Certificate shall not then have been exercised, shall also be issued to the Holder hereof within such 15 day period.

         3.     Common Stock Fully Paid; Reservation of Shares.

         All Common Stock which may be issued upon the exercise of the Warrants will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant Certificate, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrants.

         4.     Warrant Price; Adjustment of Warrant Price and Number of Shares.

         The Warrant Price shall be $100.00 per share of Common Stock, and the Warrant Price and the number of shares of Common Stock purchasable upon exercise of the Warrants shall be subject to adjustment from time to time, as follows:

                  (a) Reclassification, Consolidation or Merger. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of the Warrants, or in case of any consolidation or merger of the Company with or into another corporation or entity, other than a consolidation or merger with another corporation or entity in which the Company is the continuing corporation and which does not result in any reclassification, conversion or change of outstanding securities issuable upon exercise of the Warrants, or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new warrant certificate (the "New Warrant Certificate"), providing that the Holder of this Warrant Certificate shall have the right to exercise such new warrants and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of the Warrants, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, conversion, change, consolidation, or merger by a holder of one share of Common Stock. Such New Warrant Certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, consolidations, mergers and transfers.

                  (b) Subdivisions, Combinations and Stock Dividends. If the Company at any time while this Warrant Certificate is outstanding and unexpired shall subdivide or combine its Common Stock, or shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to its Common Stock consisting of, shares of

Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                  Upon each  adjustment  in the Warrant  Price  pursuant to this
Section 4(b), the number of shares of Common Stock purchasable hereunder shall be adjusted to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction (i) the numerator of which shall be the Warrant Price immediately prior to such adjustment and (ii) the denominator of which shall be the Warrant Price immediately thereafter.

                  (c)      [Intentionally Omitted.]

         5.       Notice of Adjustments.

         Whenever any adjustment shall be made pursuant to Section 4 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price after giving effect to such adjustment and the number of shares of Common Stock then purchasable upon exercise of the Warrants, and shall cause copies of such certificate to be mailed to the Holder hereof at the address specified in Section 9(d) hereof, or at such other address as may be provided to the Company in writing by the Holder hereof.

         6.       Other Agreements; Definitions; Put and Call Rights.

         For purposes of this Warrant Certificate, all capitalized terms that are used herein without definition shall have the respective meanings ascribed thereto in either the Preferred Stockholders' Agreement (the "Preferred Stockholders' Agreement"), dated as of May 14, 1997, by and among the Holder, the Company and certain other parties named therein, the Warrantholders' Agreement, dated as of June 6, 1995, as amended by the First Amendment to the Warrantholders' Agreement, dated as of May 19, 1997, by and among the Holder, the Company and certain other parties named therein (the "Warrantholders' Agreement") or, in the event that a capitalized term used herein without definition is not defined in the Preferred Stockholders' Agreement or the Warrantholders' Agreement, but is defined in the Securities Purchase Agreement, dated as of June 6, 1995, by and among the Holder, the Company and certain other parties named therein (the "Securities Purchase Agreement"), the Securities Purchase Agreement. The Holder of this Warrant Certificate shall be entitled to the rights and subject to the terms and conditions of the Preferred Stockholders' Agreement and

Warrantholders' Agreement, and in the event of any inconsistency between the terms hereof and the terms of the Preferred Stockholders' Agreement or the Warrantholders' Agreement, as the case may be, the terms of the Preferred Stockholders' Agreement or the Warrantholders' Agreement shall control. Without limiting the generality of the foregoing, this Warrant Certificate and the Warrants represented hereby are subject to the "put" and "call" provisions of
Article V of the Warrantholders' Agreement which are incorporated herein by reference.

         7.       Compliance with Securities Act.

         The Holder of this Warrant Certificate, by acceptance hereof, agrees that the Warrants and the shares of Common Stock to be issued upon exercise thereof are being acquired for investment and that it will not offer, sell or otherwise dispose of the Warrants or any shares of Common Stock to be issued upon exercise thereof except under circumstances which will not result in a violation of the Act. Upon exercise of the Warrants, the Holder hereof shall, if requested by the Company, confirm in writing that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant Certificate and all shares of Common Stock issued upon exercise of the Warrants (unless registered under the Act) shall be stamped or imprinted with a legend substantially in the following form:

         THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) IN A TRANSACTION WHICH IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY APPLICABLE STATE SECURITIES LAW.

         8.       Transfer.

         Subject to compliance with the terms of Section 7 above, the Warrants and all rights under this Warrant Certificate are transferable, in whole or in part, at the principal office of the Company by the Holder hereof, in person or by its duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed (with the instrument of transfer form attached hereto as Exhibit 2 duly executed). Each Holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable; provided, however, that the last Holder of this Warrant Certificate as registered on the books of the Company may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner of the Warrants for any purposes and as the person entitled to exercise the rights represented by this Warrant Certificate or to transfer the Warrants on the books of the Company, any notice to the contrary notwithstanding, unless and until such Holder seeks to transfer registered ownership of the Warrants on the books of the Company and such transfer is effected.

         9.       Miscellaneous.

                  (a) Replacement. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver, in lieu of this Warrant Certificate, a new warrant certificate of like tenor.

                  (b)      Notice of Capital Changes.  In case:

                           (i)  the  Company   shall  declare  any  dividend  or
         distribution payable to the holders of shares of Common Stock;

                           (ii) there shall be any capital reorganization or reclassification of the capital of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization;

                           (iii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                           (iv) the Company shall propose to commence an initial public offering;

then, in any one or more of said cases, the Company shall give the Holder hereof written notice of such event, in the manner set forth in Section 9(d) below, at least 90 days prior to the date on which a record shall be taken for such dividend or distribution or for determining shareholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or the date when any such transaction shall take place, as the case may be.

                  (d) Notice. Any notice to be given to either party under this Warrant Certificate shall be in writing and shall be deemed to have been given to the Company or the Holder hereof, as the case may be, when delivered in hand or when sent by first class mail, postage prepaid, addressed, if to the Company, at its principal office and, if to the Holder hereof, at its address as set forth in the Company's books and records or at such other address as the Holder hereof may have provided to the Company in writing.

                  (e) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the

Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant Certificate.

                  (f) Governing Law. This Warrant  Certificate shall be governed
by  and  construed  in  accordance   with  the  laws  of  the   Commonwealth  of
Massachusetts.

         This Warrant Certificate has been executed as of this 19th day of May, 1997.


                                     RADIO ONE, INC.



                                     By: /s/ Alfred Liggins
                                         -------------------------
                                     Name:  Alfred Liggins
                                     Title: President

                                    EXHIBIT 1


                               NOTICE OF EXERCISE


TO: _____________

                              [Collective Exercise]

         The undersigned, constituting the Requisite Holders, hereby elect to exercise all of the Warrants contemplated by a certain Warrantholders' Agreement dated as of June 6, 1995, as amended.

                              [Individual Exercise]

         1. The undersigned hereby elects to purchase ___________ shares of the __________ Common Stock of ___________________ pursuant to the terms of the attached Warrant.

         2. Please issue a certificate or certificates representing said shares ____________ of Common Stock in the name of the undersigned or in such other name as is specified below:

                    _____________________________________________
                                     (Name)



                    _____________________________________________

                    _____________________________________________
                                    (Address)


         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


Dated:


                                                  ______________________________
                                                              Signature

                                    EXHIBIT 2


                               FORM OF ASSIGNMENT


         For value received, the undersigned hereby sells, assigns and transfers unto ___________________ the rights represented by the within Warrant Certificate to purchase [_____________] shares of Common Stock of Radio One, Inc. to which the within Warrant Certificate relates and appoints _______________________ to transfer such rights on the books of Radio One, Inc. with full power of substitution in the premises.


Dated:

                                                  ______________________________
                                                              Signature